Exhibit 10.21

LOCK-UP AGREEMENT

March 2, 2022

Each Purchaser referenced below:

Re:	Securities Purchase Agreement, dated as of March 2, 2022 (the “Purchase Agreement”), between Curative Biotechnology, Inc., a Florida corporation (the “Company”), and the purchaser signatory thereto (the “Purchaser”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the earlier of (i) the Maturity Date of the Notes issued pursuant to the Purchase Agreement or (ii) 6 months from the date of a Qualified Offering (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including sales pursuant to a registration statement, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of common stock or common stock equivalents of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”); provided however that such restrictions will not apply to: (i) transfers of Securities as bona fide charitable contributions, gifts or donations, (ii) transfers or dispositions of the Securities to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) transfers or dispositions of the Securities by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned, (iv) transfers of the Securities to stockholders, direct or indirect affiliates (within the meaning set forth in Rule 405 under the Securities Act), current or former partners (general or limited), members or managers of the undersigned, as applicable, or to the estates of any such stockholders, affiliates, partners, members or managers, or to another corporation, partnership, limited liability company or other business entity that controls, is controlled by or is under common control with the undersigned, (v) transfers that occur by operation of law pursuant to a qualified domestic relations order or in connection with a divorce settlement, (vi) transfers or dispositions not involving a change in beneficial ownership, (vii) if the undersigned is a trust, transfers or dispositions to any beneficiary of the undersigned or the estate of any such beneficiary; provided that, in each case (i) through (vii) above, the transferee agrees in writing to be bound by the terms and conditions of this letter agreement and either the undersigned or the transferee provides Purchaser with a copy of such agreement promptly upon consummation of any such transfer, (viii) transfers pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a change of control of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Securities shall remain subject to the restrictions contained in this Letter Agreement or (ix) the undersigned approving and assisting in the preparation of a registration statement on Form S-8 registering the shares of Common Stock subject to the Company’s equity compensation plans, but not selling such shares. For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

Notwithstanding the restrictions imposed by this Letter Agreement, the undersigned may (a) exercise an option or warrant (including a net or cashless exercise of such option or warrant) to purchase shares of the Company’s Common Stock, provided that any such shares shall continue to be subject to the restrictions on transfer set forth in this letter agreement, (b) Securities to cover tax withholding obligations of the undersigned in connection with any option exercise or the vesting of any restricted stock or restricted stock unit award, provided that any such shares shall continue to be subject to the restrictions on transfer set forth in this letter agreement, or (c) establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of the Securities, provided that such plan does not provide for any transfers of Securities during the Restricted Period and provided further, that, no filing under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with the establishment of such a plan.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Purchaser to complete the transactions contemplated by the Purchase Agreement and that the Purchaser (which shall be a third party beneficiary of this Letter Agreement), the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Purchaser and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned Purchaser and that Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

[Signature page follows.]

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

President
Position in Company

Address for Notice:

1825 NW Corporate Blvd. #110

Boca Raton, FL 33431

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company each agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

CURATIVE BIOTECHNOLOGY, INC.

By:	/s/ Richard Garr
Name:	Richard Garr
Title:	CEO